UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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RCS CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

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405 PARK AVENUE, 14TH FLOOR, NEW YORK, NY 10022
T: (866) 904-2988

NOTICE OF ACTION TAKEN PURSUANT TO WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the Board of Directors of RCS Capital Corporation, a Delaware corporation (the “Company,” “we,” “us,” “our” or “our company”), unanimously approved and adopted certain actions set forth below (the “Corporate Actions”), subject to and to be effective upon, stockholder approval.

The Corporate Actions relate to issuances of shares of the Company’s Class A common stock, $0.001 par value per share (“Class A common stock”), pursuant to agreements that the Company has previously entered into and previously disclosed in its public filings with the Securities and Exchange Commission (the “SEC”), and the accompanying Information Statement is being filed with the SEC and mailed to you pursuant to the Company’s obligations under those agreements.

On August 6, 2015, RCAP Holdings, LLC (“RCAP Holdings”) executed and delivered a written consent (the “Written Consent”) in lieu of a meeting of stockholders, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”) and the Company’s by-laws and certificate of incorporation, approving the Corporate Actions. RCAP Holdings executed and delivered the Written Consent in its capacity as the holder of the sole outstanding share of the Company’s Class B common stock, $0.001 par value per share, which represents one vote more than 50% of the combined voting power of the Company’s outstanding capital stock and was sufficient to approve the Corporate Actions. The Written Consent was executed and delivered in accordance with a voting agreement entered into between RCAP Holdings and Luxor Capital Partners, LP and certain of its affiliates (collectively, “Luxor”) on August 6, 2015.

The Corporate Actions are:

•	Approval of the issuance of 3,138,372 shares of Class A common stock to Luxor and certain other members of RCS Capital Management, LLC (“RCM”), the Company’s former external services provider, pursuant to a termination agreement entered into on August 6, 2015 under which the members of RCM and the Company agreed to terminate an external services agreement and a “put/call agreement” involving RCM and the Company.
•	Approval of the issuance of 2,511,458 shares of Class A common stock, subject to anti-dilution adjustment, issuable to Luxor upon conversion of the Company’s 11% Series D-2 Convertible Preferred Stock, par value $0.001 per share (“Series D-2 Preferred Stock”) as of September 3, 2015, which also has the effect of permitting the exercise of the right of holders of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock.

The Corporate Actions are described in more detail in the accompanying Information Statement.

No action is required by you. This Notice and the accompanying Information Statement are being furnished only to inform you of the Corporate Actions described above in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and pursuant to the notice requirements of Section 228 of the DGCL.

This Notice and the accompanying Information Statement are being mailed on or about            , 2015 to stockholders who, if the Corporate Actions had been taken at a meeting, would have been entitled to notice of such meeting if the record date for notice of such meeting had been the date the Written Consent was delivered to the Company.

The Corporate Actions will not become effective until            , 2015, or such date that is at least 20 calendar days after this Notice and the accompanying Information Statement are sent or given to stockholders entitled to receive notice.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Chief Executive Officer and Director

i

405 PARK AVENUE, 14TH FLOOR, NEW YORK, NY 10022
T: (866) 904-2988

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

RCS Capital Corporation, a Delaware corporation (the “Company,” “our company,” “we,” “us,” “our” or “our company”), is furnishing this Information Statement to you, as a holder of the Company’s Class A common stock, par value $0.001 per share (the “Class A common stock”), to provide you with information regarding, and a description of, certain actions set forth below (the “Corporate Actions”) that were approved and adopted by the Company’s Board of Directors, subject to and to be effective upon, stockholder approval.

The Corporate Actions relate to issuances of shares of Class A common stock pursuant to agreements that the Company has previously entered into and previously disclosed in its public filings with the Securities and Exchange Commission (the “SEC”), and this Information Statement is being filed with the SEC and mailed to you pursuant to the Company’s obligations under those agreements.

On August 6, 2015, RCAP Holdings, LLC (“RCAP Holdings”) executed and delivered a written consent (the “Written Consent”) in lieu of a meeting of stockholders, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”) and the Company’s by-laws and certificate of incorporation, approving the Corporate Actions. RCAP Holdings executed and delivered the Written Consent in its capacity as the holder of the sole outstanding share of the Company’s Class B common stock, $0.001 par value per share (“Class B common stock”), which represents one vote more than 50% of the combined voting power of the Company’s outstanding capital stock and was sufficient to approve the Corporate Actions.

The Written Consent was executed and delivered in accordance with a voting agreement entered into between RCAP Holdings and Luxor Capital Partners, LP and certain of its affiliates (collectively, “Luxor”) on August 6, 2015.

On August 6, 2015, the Company and its subsidiary, RCS Capital Holdings, LLC (“RCS Holdings”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Apollo Management Holdings, L.P. (“APH”) pursuant to which the Company and RCS Holdings agreed to sell, subject to the satisfaction of certain conditions, their wholesale distribution business, consisting of Realty Capital Securities, LLC (“Realty Capital Securities”) and Strategic Capital Management Holdings, LLC (“StratCap”), and certain other assets, including the Company’s transfer agent, American National Stock Transfer, LLC (“ANST”).

On August 6, 2015, the Company entered into: (i) an Investment Agreement (the “Luxor Investment Agreement”) pursuant to which Luxor agreed to acquire 500,000 shares of the Company’s 11% Series D-2 Convertible Preferred Stock, par value $0.001 per share (“Series D-2 Preferred Stock”), and (ii) a termination agreement (the “Termination Agreement”) by and among the Company, RCS Holdings, RCS Capital Management, LLC (“RCM”), the RCAP Members (as defined below) and Luxor pursuant to which the members of RCM, the Company’s former external services provider, and the Company agreed to terminate an external services agreement and a “put/call agreement” involving RCM and the Company.

The MIPA, the Luxor Investment Agreement (including the terms of the Series D-2 Preferred Stock issued pursuant thereto), the Termination Agreement and certain other agreements and transactions entered into concurrently or in connection therewith are described in more detail in “The Recent Transactions.”

Nicholas S. Schorsch and William M. Kahane, former members of the Company’s Board of Directors, directly or indirectly control RCAP Holdings. The members of RCM include the members of RCAP Holdings (including Messrs. Schorsch and Kahane and Edward M. Weil, Jr., who is the Company’s chief executive officer and a director of the Company, collectively, the “RCAP Members”) and Luxor. As of September 3, 2015, without giving effect to the ownership limitations described under “The Recent Transactions — Series D Preferred Stock — Ownership Limitations” and after giving effect to the Corporate Actions described herein and the conversion of the shares of Series D-2 Preferred Stock held by Luxor, the shares of the Company’s 7% Series C Convertible Preferred Stock, $0.001 par value (“Series C Preferred Stock”) held by Luxor, and the principal amount of the Company’s 5.0% Senior Convertible Notes due 2021 (the “Convertible Notes”) held by Luxor, Luxor would hold 28,737,418 shares of Class A common stock in the aggregate, representing 27.18% of the shares of Class A common stock outstanding and 12.97% of the combined voting power of the Company’s outstanding capital stock (giving effect to the voting rights of holders of the Company’s 11% Series D-1 preferred stock, par value $0.001 per share (“Series D-1 Preferred Stock” and, collectively with the Series D-2 Preferred Stock, the “Series D Preferred Stock”) and Series D-2 Preferred Stock then entitled to vote their shares of Series D Preferred Stock on an as-converted basis with holders of Class A common stock). Luxor also owns shares of the Company’s 11% Series B Preferred Stock, $0.001 par value (“Series B Preferred Stock”), which are not convertible into shares of Class A common stock.

See “Stock Ownership by Directors, Officers and Certain Stockholders” for further details.

The Corporate Actions are:

•	Approval of the issuance of 3,138,372 shares of Class A common stock to certain RCAP Members and Luxor pursuant to the Termination Agreement.
•	Approval of the issuance of 2,511,458 shares of Class A common stock, subject to anti-dilution adjustment, issuable to Luxor upon conversion of the Series D-2 Preferred Stock as of September 3, 2015, which also has the effect of permitting the exercise of the right of holders of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock.

The Corporate Actions are described in more detail in “The Corporate Actions.”

Stockholder approval of the Corporate Actions is required pursuant to Section 312 of the New York Stock Exchange (“NYSE”) Listed Company Manual. In addition, the certificate of designation governing the Series D-2 Preferred Stock (the “Series D-2 COD”) prohibits the issuance of Class A common stock upon conversion of shares of Series D-2 Preferred Stock and the exercise of the right of holders of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock until stockholder approval is obtained in accordance with NYSE rules.

As of August 6, 2015, the date the Written Consent was delivered to the Company, 77,288,848 shares of Class A common stock were issued and outstanding and entitled to vote and one share of Class B common stock was issued and outstanding and entitled to vote. Each share of Class A common stock is entitled to one vote and the sole outstanding share of Class B common stock is entitled to 77,288,849 votes, representing one vote more than 50% of the combined voting power of the Company’s outstanding capital stock as of such date. The holders of shares of Class A common stock and Class B common stock were entitled to vote as a single class on the matters described in this Information Statement. Accordingly, execution and delivery of the Written Consent was sufficient to approve the Corporate Actions.

No action is required by you. This Information Statement and the accompanying Notice are being furnished only to inform you of the Corporate Actions described above in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and pursuant to the notice requirements of Section 228 of the DGCL.

This Information Statement and the accompanying Notice are being mailed on or about            , 2015 to stockholders who, if the Corporate Actions had been taken at a meeting, would have been entitled to notice of such meeting if the record date for notice of such meeting had been the date the Written Consent was delivered to the Company.

The Corporate Actions will not become effective until            , 2015, or such date that is at least 20 calendar days after this Information Statement and the accompanying Notice are sent or given to stockholders entitled to receive notice (the “Effective Date”).

This is not a notice of a meeting of stockholders, and no stockholders’ meeting will be held to consider any matter described in this Information Statement. RCAP Holdings, as the holder of a majority combined voting power of the Company’s outstanding capital stock, has voted to approve the Corporate Actions, which vote is sufficient to satisfy the stockholder vote requirement for such Corporate Actions. Accordingly, no additional votes will be needed to approve each Corporate Action.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

We have made statements in this Information Statement that are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions, may include projections of our future financial performance, our anticipated growth strategies, descriptions of new business initiatives and anticipated trends in our business, including:

•	our ability to integrate businesses we have acquired in our recent acquisitions with our previously existing businesses;
•	the pending disposition of our wholesale distribution business is subject to conditions and may not be completed on the currently anticipated terms, or at all;
•	whether we will require additional financing to meet our anticipated cash requirements, including the payment of contingent and deferred consideration related to our recent acquisitions and the payment of operating expenses;
•	whether and when we will be able to realize the anticipated benefits from our recent acquisitions and the pending disposition of our wholesale distribution business;
•	our indebtedness could adversely affect our financial health and may limit our ability to use debt to fund future capital needs;
•	significant dilution could result from future issuances of Class A common stock, including the issuances related to the Corporate Actions;
•	future sales of our Class A common stock could lower the market price of our Class A common stock;
•	adverse developments in the direct investment program industry;
•	deterioration in the business environment in the specific sectors of the economy in which we focus or a decline in the market for securities of companies within these sectors;
•	substantial fluctuations in our financial results;
•	our ability to retain our senior professionals and key management personnel of businesses we acquired or will acquire in recent acquisitions;
•	pricing and other competitive pressures;
•	changes in laws and regulations and industry practices that adversely affect our business, such as the development of alternative standards of conduct for broker-dealers and investment advisers when providing personalized investment advice about securities to retail investors, including the proposed resolutions to treat broker-dealers recommending securities to 401(k) plans and IRAs as 401(k) fiduciaries;
•	incurrence of losses in the future;
•	competition from larger firms;
•	limitations on our access to capital;
•	malfunctioning or failure in our operations and infrastructure;
•	failure to achieve and maintain effective internal controls;

•	the perceived or actual impact on our business of the events relating to the announcement concerning certain accounting errors by American Realty Capital Properties, Inc., an unaffiliated company; and
•	the factors included in our Annual Report on Form 10-K for the year ended 2014, as amended, and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, including those set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended 2014, as amended, and our Quarterly Report on Form 10-Q for the three months ended June 30, 2015.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this Information Statement to conform our prior statements to actual results or revised expectations.

THE RECENT TRANSACTIONS

On August 6, 2015, as previously disclosed in the Company’s public filings with the SEC, the Company entered into several material agreements, including the Luxor Investment Agreement and the Termination Agreement. These agreements, and the current status of the transactions contemplated thereby, are discussed in more detail below.

Sale of Wholesale Distribution Business

On August 6, 2015, the Company and RCS Holdings entered into the MIPA with APH pursuant to which the Company and RCS Holdings agreed to sell their wholesale distribution business, consisting of Realty Capital Securities and StratCap, and certain other assets, including the Company’s transfer agent, ANST, to APH or an affiliate of APH, for an aggregate purchase price of $25,000,000, payable in cash and subject to adjustment. RCS Capital, the investment banking and capital markets division of Realty Capital Securities, is excluded from the transaction and is expected to be transferred from Realty Capital Securities to another broker-dealer subsidiary of the Company and RCS Holdings prior to closing.

In connection with the sale of StratCap, the Company and RCS Holdings have agreed to use commercially reasonable efforts to obtain (i) the payment in full, settlement or termination of earn-out payments payable to the sellers under the original agreements pursuant to which the Company and RCS Holdings acquired StratCap, (ii) the termination or waiver of all covenants limiting the operations of StratCap or its owners thereunder, and (iii) the consent of parties to advisory contracts with StratCap to the pertinent change of control and modifications of exclusivities terms therein (collectively, the “StratCap Waiver”). If the StratCap Waiver is not obtained prior to closing, APH has the right not to acquire StratCap, in which event APH would remain obligated to purchase Realty Capital Securities and ANST and the aggregate purchase price would be reduced by $5,000,000. If the StratCap Waiver is received after closing and prior to December 31, 2017, APH will be obligated to acquire StratCap for a purchase price equal to $5,000,000, subject to a working capital adjustment, representations, warranties and indemnities, and other terms substantially as set forth in the MIPA (to the extent relevant to a purchase of StratCap).

The obligations of the Company and RCS Holdings to consummate the transactions contemplated by the MIPA are subject to certain conditions, and the Company expects to consummate the transactions in 2015.

The MIPA includes certain post-closing agreements, including a non-competition agreement that restricts the Company and RCS Holdings from engaging for five years in the wholesale brokerage business and raising or sponsoring public or private, traded or non-traded investment companies. The MIPA also includes certain agreements relating to the relationship between APH and StratCap, Docupace Technologies, LLC and the Company’s independent retail advice business.

AR Capital Transaction Agreement

The RCAP Members (including Messrs. Schorsch and Kahane) are also members of AR Capital, LLC (“AR Capital”), which is currently under common control with RCAP Holdings, the Company’s controlling stockholder. In addition to Messrs. Schorsch and Kahane, the Company’s chief executive officer and a director of the Company, and one other director of the Company on the date that the AR Capital Transaction Agreement (as defined below) was entered into who has subsequently resigned, are members of AR Capital.

On August 6, 2015, AR Capital entered into a Transaction Agreement (the “AR Capital Transaction Agreement”) with AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership and an affiliate of APH (“AMH”) and a newly formed entity, AR Global, LLC (“AR Global”). The AR Capital Transaction Agreement provides that AR Capital will transfer to AR Global a majority of the assets of its ongoing asset management business. Following the consummation of the transactions contemplated by the AR Capital Transaction Agreement, AMH will hold a 60% interest in AR Global and AR Capital will hold a 40% interest in AR Global. The business and affairs of AR Global will be overseen by a board of managers comprised of ten members, six of whom will be appointed by AMH and four of whom will be appointed by AR Capital. The closing of the AR Capital Transaction is conditioned on, among other things, the closing of the transactions under the MIPA.

Investment Agreements

On August 6, 2015, the Company entered into the Luxor Investment Agreement and a separate Investment Agreement with APH (collectively, the “Investment Agreements”) under which APH agreed to purchase 1,000,000 shares of Series D-1 Preferred Stock for a purchase price of $25,000,000 and Luxor agreed to acquire 500,000 shares of Series D-2 Preferred Stock for a purchase price of $12,500,000.

Pursuant to the Luxor Investment Agreement and with respect to the transactions contemplated thereby, the Company agreed to file this Information Statement and cause it to be mailed to its stockholders and to be filed in definitive form in accordance with SEC rules and all other applicable laws and regulations.

On August 19, 2015, the transactions contemplated by the Investment Agreements were completed and the Company issued 1,000,000 shares of Series D-1 Preferred Stock (the “Series D-1 Shares”) to an affiliate of APH, Apollo Principal Holdings I, L.P. (“APH I”), as its assignee, and 500,000 shares (the “Series D-2 Shares”) of Series D-2 Preferred Stock to Luxor.

Series D Preferred Stock

The certificate of designation governing the Series D-1 Preferred Stock and the Series D-2 COD (together, the “Series D CODs”) provide for substantially identical rights except the holders of Series D-1 Preferred Stock also have the right, which the holders of Series D-2 Preferred Stock do not have, to elect two directors to the Company’s Board of Directors, and the holders of Series D-2 Preferred Stock are subject to certain ownership limitations that are not applicable to the holders of the Series D-1 Preferred Stock. In addition, until stockholder approval is obtained in accordance with NYSE rules, which will occur on the Effective Date, the Series D-2 COD prohibits the issuance of Class A common stock upon conversion of shares of Series D-2 Preferred Stock and the exercise of the right of holders of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock.

Dividends

If paid in cash, dividends on shares of Series D Preferred Stock accrue quarterly at 11.0% per annum of the liquidation preference. To the extent a quarterly dividend is not paid in cash on the applicable dividend payment date, then such dividend not paid in cash for such period will accrue quarterly at 12.5% per annum of the liquidation preference.

Liquidation Preference

The initial liquidation preference of shares of Series D Preferred Stock is $25.00 per share. Any dividends that are not paid in cash on an applicable dividend payment date are automatically added to the aggregate liquidation preference on such applicable dividend payment date.

Conversion

Except with the respect to the Series D-2 Preferred Stock until the Effective Date, the holders of shares of Series D Preferred Stock have the right, at their option at any time and from time to time, to convert some or all of their shares of Series D Preferred Stock into the number of shares of Class A common stock obtained by dividing the aggregate liquidation preference of such shares plus an amount equal to all accrued and unpaid dividends from the date immediately following the immediately preceding dividend payment date to the date of conversion by an initial conversion price of $5.00, which is adjustable upon the occurrence of certain events and transactions to prevent dilution.

Redemption

Starting on December 12, 2022, the Company will have a right to redeem, and holders of Series D Preferred Stock will have a right to cause the Company to redeem, all or a part of the outstanding shares of Series D Preferred Stock for cash at the aggregate liquidation preference plus accrued and unpaid dividends from the date immediately following the immediately preceding dividend payment date to the date of redemption.

The shares of Series D Preferred Stock are also redeemable in connection with a consolidation or merger of the Company with one or more entities that are not its affiliates which results in a change of control and as a result of which the Company is not the surviving entity.

Rank

The Series D-1 Preferred Stock and the Series D-2 Preferred Stock rank pari passu with each other and with the Series B Preferred Stock, the Series C Preferred Stock and all other equity securities of the Company the terms of which specifically provide that such equity securities rank on a parity with the Series D Preferred Stock with respect to rights to the payment of dividends and the distribution of assets in the event of any liquidation, dissolution or winding up of the Company. In addition, the Series D Preferred Stock ranks: (i) junior to all equity securities of the Company the terms of which specifically provide that such equity securities rank senior to the Series D Preferred Stock; and (ii) senior to Class A common stock and all equity securities of the Company the terms of which do not specifically provide otherwise.

Board Rights

Until the date after which APH and its affiliates no longer own at least a majority of the then outstanding shares of Series D-1 Preferred Stock or 25% of the Series D-1 Shares are no longer outstanding, the holders of a majority of the outstanding shares of Series D-1 Preferred Stock will be entitled to elect two directors to the Company’s Board of Directors. APH has elected Anthony Civale and Marc Rowan to the Company’s Board of Directors pursuant to this right.

Voting Rights

Except with respect to the Series D-2 Preferred Stock until the Effective Date, holders of Series D Preferred Stock generally have the right to vote on an as-converted basis with the holders of Class A common stock. However, unless duly approved in advance by the Financial Industry Regulatory Authority (“FINRA”), in no event will a holder of Series D Preferred Stock have a number of votes on any matter submitted for a vote of holders of Class A common stock that, when taken together with the votes of any other shares of Series D Preferred Stock and shares of Class A common stock then held by such holder and persons aggregated with such holder under FINRA rules, exceed 24.9% of the total number of votes entitled to be voted on such matter.

In addition, the affirmative vote of at least a majority of shares of Series D Preferred Stock, voting as a single class, is required for the Company to: (i) authorize or approve the issuance of any shares of, or of any security convertible into, or convertible or exchangeable for, shares of, preferred stock or any other capital stock of the Company, which shares rank senior to or on a parity with Series D Preferred Stock, subject to limited exceptions; (ii) enter into any transaction or series of related transactions with any affiliate of the Company other than in the ordinary course of business and on terms and conditions substantially as favorable as a comparable arm’s-length transaction with a non-affiliate; or (iii) contract, create, incur, or assume any Indebtedness (as defined in the Series D COD) or guarantee any Indebtedness if, at the time of or after giving effect to such contract, creation, incurrence, assumption or guarantee, the aggregate outstanding amount of all Indebtedness on a consolidated basis of the Company equals or exceeds or would equal or exceed 4.0 times LTM Adjusted EBITDA (as defined in the Series D COD).

In addition, the affirmative vote of the holders of at least a majority of shares of the Series D-1 Preferred Stock or Series D-2 Preferred Stock voting separately is required to amend, alter or repeal any of the provisions of the Series D-1 COD or Series D-2 COD, as applicable, the certificate of incorporation of the Company or the by-laws of the Company so as to materially and adversely affect the powers, designations, preferences and rights of the Series D-1 Preferred Stock or Series D-2 Preferred Stock, as applicable.

Ownership Limitations

In no event will a holder of Series D Preferred Stock be allowed to accept shares of Class A common stock issuable upon conversion of Series D Preferred Stock that would result in that holder owning an aggregate number of shares of Class A common stock, when taken together with any other shares of Class A common stock then held by such holder and persons aggregated with such holder under the rules of FINRA, in excess of 24.9% of the shares of Class A common stock outstanding on the trading day immediately preceding the election to convert such Series D Preferred Stock, unless such ownership of shares of Class A common stock in excess of 24.9% is duly approved in advance by FINRA.

At any time when a holder of Series D-2 Preferred Stock that is affiliated with Luxor then beneficially owns 9.9% or less, but greater than 4.9%, of the shares of Class A common stock outstanding, in no event will such holder be allowed to accept shares of Class A common stock issuable upon conversion of Series D-2 Preferred Stock that, when taken together with the shares of Class A common stock otherwise beneficially owned, collectively exceeds 9.9% of the shares of Class A common stock outstanding on the trading day immediately preceding the election to convert such Series D-2 Preferred Stock. This ownership limitation can be waived by any holder of Series D-2 Preferred Stock that is affiliated with Luxor on 65 days prior written notice to the Company.

At any time when a holder of Series D-2 Preferred Stock that is affiliated with Luxor then beneficially owns 4.9% or less of the shares of Class A common stock outstanding, in no event will such holder be allowed to accept shares of Class A common stock obtained upon conversion of Series D-2 Preferred Stock that, when taken together with the shares of Class A common stock otherwise held, collectively exceeds 4.9% of the shares of Class A common stock outstanding on the trading day immediately preceding the election to convert such Series D-2 Preferred Stock. This ownership limitation can be waived by any holder of Series D-2 Preferred Stock that is affiliated with Luxor on 65 days prior written notice to the Company.

The ownership limitations applicable to the Series D-2 Preferred Stock are substantially identical to the ownership limitations applicable to the Series C Preferred Stock and Convertible Notes.

Termination Agreement

On August 6, 2015, the Company and RCS Holdings entered into the Termination Agreement with RCM, the RCAP Members and Luxor. Pursuant to the Termination Agreement, the RCAP Members are entitled to receive 2,608,697 shares of Class A common stock as consideration for the termination of the Amended and Restated Services Agreement dated as of February 11, 2014 by and among the Company, RCS Holdings and RCM (the “Services Agreement”), and Luxor is entitled to receive 630,311 shares of Class A common stock as consideration for the termination of the Services Agreement and 2,369,689 shares of Class A common stock as consideration for the termination of the its rights under the Put & Call Agreement, dated as of April 29, 2014, as amended December 19, 2014, by and among the Company, Luxor and the RCAP Members (the “Put/Call Agreement”).

To meet the requirements of Section 312 of the NYSE Listed Company Manual, the Termination Agreement provides for the shares of Class A common stock to be issued thereunder on two issuance dates: (i) one date prior to obtaining stockholder approval (the “First Issuance Date”); and (ii) one date following obtaining stockholder approval (the “Second Issuance Date”).

On August 13, 2015, the First Issuance Date occurred and the Services Agreement and the Put/Call Agreement were terminated pursuant to the Termination Agreement. Pursuant to the Services Agreement, RCM had served as external services provider to the Company and RCS Holdings. Pursuant to the Put/Call Agreement, Luxor had the right to require the Company to purchase its 19.46% membership interest in RCM (the “Luxor Percentage Interest”) in exchange for a number of shares (or an equivalent cash payment) equal to the Luxor Percentage Interest multiplied by the then outstanding number of shares of Class A common stock (assuming conversion immediately prior thereto of the then outstanding Convertible Notes and Series C Preferred Stock) multiplied by 0.15.

The recipients and amounts of shares of Class A common stock issued on the First Issuance Date and to be issued on the Second Issuance Date, which will occur within five business days following the Effective Date, are set forth in “The Corporate Actions — The Termination Agreement Issuance.”

Following the Second Issuance Date and in connection with these transactions, RCM will liquidate.

The Termination Agreement also includes mutual releases by the Company and RCS Holdings and the members of RCM in connection with matters arising from or related to the Services Agreement and the Put/Call Agreement.

Voting Agreement

The Written Consent was executed and delivered in accordance with a voting agreement entered into between RCAP Holdings and Luxor on August 6, 2015.

Registration Rights Agreements

On August 19, 2015, as a condition to the closing of the transactions contemplated by the Investment Agreements, the Company entered into two customary registration rights agreements (together, the “Registration Rights Agreements”), one with APH I and the other with Luxor, pursuant to which the Company has agreed to file a registration statement on or prior to October 5, 2015 for the purpose of registering the resale of: (i) the Series D-1 Shares; (ii) the Series D-2 Shares; (iii) the shares of Class A common stock issuable upon conversion of the Series D-1 Shares and the Series D-2 Shares; and (iv) the shares of Class A common stock issued or issuable to Luxor pursuant to the Termination Agreement.

In addition, pursuant to the Termination Agreement, the Company has agreed to provide customary registration rights to the RCAP Members with respect to the shares of Class A common stock issued or issuable to them pursuant to the Termination Agreement, including the shares of Class A common stock to be issued to Mr. Schorsch on the Second Issuance Date.

THE CORPORATE ACTIONS

The Corporate Actions taken through the Written Consent are stockholder approvals required under NYSE rules and consist of the following:

•	The issuance of Class A common stock to certain RCAP Members and Luxor pursuant to the Termination Agreement.
•	The issuance of Class A common stock issuable, subject to anti-dilution adjustments, to Luxor upon conversion of the Series D-2 Preferred Stock, which also has the effect of permitting the exercise of the right of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock.

The Termination Agreement Issuance

Background

On August 6, 2015, the Company entered into the Termination Agreement, pursuant to which the Company, the RCAP Members and Luxor agreed to terminate the Services Agreement and the Put/Call Agreement in exchange for shares of Class A common stock. See “The Recent Transactions — Termination Agreement.”

Pursuant to the Termination Agreement, the RCAP Members are entitled to receive an aggregate of 2,608,697 shares of Class A common stock as consideration for the termination of the Services Agreement and Luxor is entitled to receive an aggregate of 630,311 shares of Class A common stock as consideration for the termination of the Services Agreement and an aggregate of 2,369,689 shares of Class A common stock as consideration for the termination of its rights under the Put/Call Agreement.

To meet the requirements of Section 312 of the NYSE Listed Company Manual, the Termination Agreement provides for the shares of Class A common stock to be issued thereunder on two issuance dates: (i) the First Issuance Date, on which a number of shares of Class A common stock equal to or less than 0.99% of the shares of Class A common stock outstanding on the First Issuance Date (calculated to be 760,000 shares of Class A common stock) was issued to: (a) Nicholas S. Schorsch, (b) each other RCAP Member, and (c) Luxor; and (ii) the Second Issuance Date, on which the balance of shares of Class A common stock Mr. Schorsch and Luxor are entitled to under the Termination Agreement will be issued.

On August 13, 2015, the First Issuance Date, 2,470,325 shares of Class A common stock were issued, including 760,000 to Mr. Schorsch with respect to the termination of the Services Agreement, 950,325 to other RCAP Members with respect to the termination of the Services Agreement, 129,689 to Luxor with respect to the termination of the Services Agreement and 630,311 to Luxor with respect to the termination of the Put/Call Agreement.

Five business days following the Effective Date, the Second Issuance Date will occur, and 898,372 shares of Class A common stock will be issued to Mr. Schorsch with respect to the termination of the Services Agreement and 2,240,000 shares of Class A common stock will be issued to Luxor with respect to the termination of the Put/Call Agreement.

Reason Stockholder Approval is Required

The Class A common stock is listed on the NYSE. Under Section 312 of the NYSE Listed Company Manual, a company which has common stock listed on the NYSE is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if the issuance involves a “Related Party” (as defined in the NYSE Listed Company Manual) and if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance.

Each of Mr. Schorsch and Luxor is a “Related Party” as defined in the NYSE Listed Company Manual.

Stockholder approval is required in order to meet the requirements of Section 312 of the NYSE Listed Company Manual.

Impact on Holders of Common Stock

Dilution to existing stockholders will occur in connection with the issuance of 3,138,372 additional shares of Class A common stock on the Second Issuance Date, which would be 3.68% of Class A common stock outstanding as of September 3, 2015 (3.38% giving effect to the voting rights of holders of shares of Series D Preferred Stock to vote their shares on an as-converted basis with holders of Class A common stock) and 1.84% of the combined voting power of the Company’s outstanding capital stock.

The shares of Class A common stock issuable on the Second Issuance Date will be registered for resale pursuant to the Company’s obligations under the Registration Rights Agreements or pursuant to an additional registration rights agreement to be entered into with respect to shares of Class A common stock issued or issuable to the RCAP Members. See “The Recent Transactions — Registration Rights Agreements.” The market price of Class A common stock could decline as a result of sales of a large number of shares of Class A common stock that could take place pursuant to these resale registrations or the perception that such sales could occur.

The Series D-2 Issuance

Background

On August 6, 2015, the Company and Luxor entered into the Luxor Investment Agreement. See “The Recent Transactions — Investment Agreements.”

On August 19, 2015, pursuant to the Luxor Investment Agreement, Luxor purchased the Series D-2 Shares from the Company for $12,500,000. See “The Recent Transactions — Series D Preferred Stock.”

The Series D-2 COD provides that the holders of shares of Series D-2 Preferred Stock have the right, at their option at any time and from time to time, to convert some or all of their shares of Series D-2 Preferred Stock into the number of shares of Class A common stock obtained by dividing the aggregate liquidation preference of such shares plus an amount equal to all accrued and unpaid dividends from the date immediately following the immediately preceding dividend payment date to the date of conversion by an initial conversion price of $5.00, which will be adjustable upon the occurrence of certain events and transactions to prevent dilution.

The Series D-2 COD also provides that holders of Series D Preferred Stock generally have the right to vote on an as-converted basis with the holders of Class A common stock.

In addition, the Series D-2 COD prohibits the issuance of Class A common stock upon conversion of shares of Series D-2 Preferred Stock and the exercise of the right of holders of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock until stockholder approval is obtained in accordance with NYSE rules.

Reason Stockholder Approval is Required

The Class A common stock is listed on the NYSE. Under Section 312 of the NYSE Listed Company Manual, a company which has common stock listed on the NYSE is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions, if the issuance involves a “Related Party” (as defined in the NYSE Listed Company Manual) and if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance.

Luxor is a “Related Party” as defined in the NYSE Listed Company Manual.

Stockholder approval is required in order to meet the requirements of Section 312 of the NYSE Listed Company Manual.

In addition, the Series D-2 COD prohibits the issuance of Class A common stock upon conversion of shares of Series D-2 Preferred Stock and the exercise of the right of holders of Series D-2 Preferred Stock to vote on an as-converted basis with the holders of Class A common stock until stockholder approval is obtained in accordance with NYSE rules.

Impact on Holders of Common Stock

Dilution of existing stockholders will occur in connection with the 2,511,458 additional shares of Class A common stock issuable upon conversion of the Series D-2 Shares as of September 3, 2015, which would be 2.94% of Class A common stock then outstanding (2.70% giving effect to the voting rights of holders of shares of Series D Preferred Stock to vote their shares on an as-converted basis with holders of Class A common stock) and 1.47% of the combined voting power of the Company’s outstanding capital stock.

In addition, the Company does not currently expect to pay dividends in cash on the Series D Preferred Stock, which will cause further dilution and potential dilution of the voting and economic rights of existing stockholders over time. Pursuant to the Series D-2 COD, the number of shares of Class A common stock issuable upon conversion of shares of Series D-2 Preferred Stock increases proportionately as dividends that are not paid in cash on an applicable dividend payment date are automatically added to the aggregate liquidation preference accrued. See “The Recent Transactions — Series D Preferred Stock — Liquidation Preference.” In addition, the initial conversion price of Series D-2 Preferred Stock is subject to anti-dilution adjustments upon the occurrence of certain events and transactions, which could also increase the number of shares of Class A common stock issuable upon conversion of shares of Series D-2 Preferred Stock.

The Series D-2 Shares and the shares of Class A common stock issuable upon conversion of the Series D-2 Shares will be registered for resale pursuant to the Company’s obligations under the Registration Rights Agreements. See “The Recent Transactions — Registration Rights Agreements.” The market price of Class A common stock could decline as a result of sales of a large number of shares of Class A common stock or Series D-2 Preferred Stock that could take place pursuant to this resale registration or the perception that such sales could occur.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of Class A common stock, Class B common stock, Series D-1 Preferred Stock and Series D-2 Preferred Stock as of September 3, 2015 for:

•	each person who is known by us to beneficially own more than 5% of any class of our outstanding shares;
•	each of the Company’s named executive officers;
•	each of the Company’s directors; and
•	all the Company’s directors and executive officers as a group.

For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that the person has the right to acquire by November 2, 2015, or within 60 days after September 3, 2015.

For purposes of computing the percentage of outstanding Class A common stock, Class B common stock, Series D-1 Preferred Stock or Series D-2 Preferred Stock held by each person or group of persons named below, any shares that the person or persons has the right to acquire within 60 days after September 3, 2015, which include shares of Class A common stock that will become issuable in connection with the effectiveness of the Corporate Actions, are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

As of September 3, 2015, 85,367,841 shares of Class A common stock, one share of Class B common stock, 1,000,000 shares of Series D-1 Preferred Stock and 500,000 shares of Series D-2 Preferred Stock were outstanding.

SEC rules also generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws.

Beneficial Owner(1)	No. of Shares of Class A common stock Beneficially Owned		% of Class A common stock	No. of Shares of Class B common stock Beneficially Owned		No. of Shares of Series D-1 Preferred Stock Beneficially Owned	% of Series D-1 Preferred Stock	No. of Shares of Series D-2 Preferred Stock Beneficially Owned		% of Series D-2 Preferred Stock	% of Combined Voting Power(2)
Nicholas S. Schorsch	21,090,475	(3)	23.83%	1	(4)	—	—	—		—		60.98%
William M. Kahane	4,480,806		5.06%	1	(4)	—	—	—		—		52.33%
RCAP Holdings, LLC	—		—	1		—	—	—		—		50.00%
Steven A. Cohen(5)	4,486,326	(6)	5.07%	—		—	—	—		—		2.34%
Luxor Capital Group, LP(7)(8)	28,737,418	(9)	27.18%	—		—	—	500,000	(9)	100%		12.97%
LCG Holdings, LLC(7)(8)	27,987,831	(10)	26.60%	—		—	—	500,000	(10)	100%		12.70%
Luxor Capital Partners, LP(7)(8)	11,543,696	(11)	12.12%	—		—	—	278,320		55.66%		5.69%
Luxor Capital Partners Offshore Master Fund, LP(12)(8)	11,398,583	(13)	11.86%	—		—	—	204,360		40.87%		5.55%
Apollo Principal Holdings I, L.P.(14)(8)	5,022,916	(15)	5.37%	—		1,000,000	100%	—		—	2.61	%(8)
MPAP Holdings, LLC(16)	5,461,843		6.17%	—		—	—	—		—		2.84%
Edward M. Weil, Jr.(17)(18)	1,239,669	(19)	1.40%	—		—	—	—		—		*
Peter M. Budko	5,435,151	(20)	6.14%	—		—	—	—		—		2.83%
Brian D. Jones(18)	496,703	(21)	*	—		—	—	—		—		*
Mark Auerbach(17)	132,385	(22)	*	—		—	—	—		—		*
Jeffrey J. Brown(17)	27,137	(23)	*	—		—	—	—		—		*
C. Thomas McMillen(17)	32,093	(24)	*	—		—	—	—		—		*
Howell D. Wood(17)	33,093	(25)	*	—		—	—	—		—		*
John H. Grady(18)	49,267	(26)	*	—		—	—	—		—	*

Beneficial Owner(1)	No. of Shares of Class A common stock Beneficially Owned		% of Class A common stock	No. of Shares of Class B common stock Beneficially Owned	No. of Shares of Series D-1 Preferred Stock Beneficially Owned	% of Series D-1 Preferred Stock	No. of Shares of Series D-2 Preferred Stock Beneficially Owned	% of Series D-2 Preferred Stock	% of Combined Voting Power(2)
Marc Rowan(18)(27)	—		*	—	—	—	—	—	*
Anthony Civale(18)(28)	—		*	—	—	—	—	—	*
Directors and executive officers as a group (11 persons)	2,162,435	(29)	2.44%	—	—	—	—	—	1.13%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each individual or entity listed in the table is c/o RCS Capital Corporation, 405 Park Avenue, 14th Floor, New York, NY 10022.
(2)	Holders of Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our certificate of incorporation provides that so long as any of Class B common stock remains outstanding, the holders of Class B common stock will have a majority of the voting power of our outstanding capital stock, and thereby control our company. RCAP Holdings, LLC holds the sole outstanding share of Class B common stock and controls one vote more than the majority of the combined voting power of our capital stock. Holders of Series D-1 Preferred Stock and, following the effectiveness of the Corporate Actions, holders of Series D-2 Preferred Stock, generally have the right to vote on an as-converted basis with the holders of Class A common stock. See “The Recent Transactions — Series D Preferred Stock — Voting Rights.”
(3)	Includes 898,372 shares of Class A common stock issuable to Mr. Schorsch pursuant to the Termination Agreement following the Effective Date.
(4)	Held by RCAP Holdings, LLC, which holds the sole outstanding share of Class B common stock. On April 29, 2014, RCAP Holdings, LLC pledged substantially all of its assets, including the sole outstanding share of Class B common stock, to secure the Company’s senior credit facilities. An event of default under the senior credit facilities and operation of the pledge with respect to the sole outstanding share of Class B common stock could give rise to a change in control of the Company. The reporting person directly or indirectly controls RCAP Holdings, LLC and may be deemed to beneficially own the shares held by RCAP Holdings, LLC. The reporting person disclaims beneficial ownership of the securities reported herein except to the extent of his pecuniary interest therein.
(5)	The business address of Point 72 Asset Management, Point 72 Capital Advisors Inc., Rubric Capital Management and Mr. Cohen is 72 Cummings Point Road, Stamford, CT 06902. The information contained herein with respect to Point 72 Asset Management, Point 72 Capital Advisors Inc., Cubist Systematic Strategies, Rubric Capital Management and Mr. Cohen is based solely on Amendment No. 2 to the Schedule 13G filed by such entities with the SEC on January 8, 2015.
(6)	Mr. Cohen directly owns no shares of Class A common stock. Pursuant to an investment management agreement, Point 72 Asset Management maintains investment and voting power with respect to the securities held by certain investment funds it manages. Point 72 Capital Advisors Inc. is the general partner of Point 72 Asset Management. Pursuant to an investment management agreement, Cubist Systematic Strategies maintains investment and voting power with respect to the securities held by certain investment funds it manages. Pursuant to an investment management agreement, Rubric Capital Management maintains investment and voting power with respect to the securities held by certain investment funds it manages. Mr. Cohen controls each of Point 72 Capital Advisors Inc., Cubist Systematic Strategies and Rubric Capital Management. By reason of the provisions of Rule 13d-3 of the Exchange Act, each of (i) Point 72 Asset Management, Point 72 Capital Advisors Inc. and Mr. Cohen may be deemed to beneficially own 1,125,548 shares of Class A common stock (constituting approximately 1.28% of the shares of Class A common stock outstanding); (ii) Cubist Systematic Strategies and Mr. Cohen may be deemed to beneficially own 10,778 shares of Class A common stock (constituting less than 0.1% of the shares of Class A common stock outstanding); and (iii) Rubric Capital Management and Mr. Cohen may be deemed to beneficially own 3,350,000 shares of Class A common stock (constituting approximately 3.81% of the shares of Class A common stock outstanding). Each of Point 72 Asset Management, Point 72 Capital Advisors Inc., Cubist Systematic Strategies, Rubric Capital Management and Mr. Cohen disclaims beneficial ownership of any of these shares.

(7)	The business of this reporting person is c/o Luxor Capital Group, LP, 1114 Avenue of the Americas, 29th Floor, New York NY 10036. The information contained herein with respect to this reporting person is based on Amendment No. 8 to the Schedule 13D filed by such reporting person and its affiliates with the SEC on August 21, 2015.
(8)	The number of shares of Class A common stock, percentage of Class A common stock beneficially owned by this reporting person and percentage of combined voting power held by this reporting person is presented without giving effect to ownership limitations which are applicable to the Series C Preferred Stock, Series D Preferred Stock and/or Convertible Notes held by this reporting person (see “The Recent Transactions — Series D Preferred Stock — Ownership Limitations”) and voting limitations which are applicable to the Series D Preferred Stock held by this reporting person (see “The Recent Transactions — Series D Preferred Stock — Voting Rights”).
(9)	Luxor Capital Group, LP, as the investment manager of a number of investment vehicles, including Luxor Capital Partners, LP, Luxor Capital Partners Offshore Master Fund, LP and Luxor Capital Partners Offshore, Ltd. (collectively, and including the subsidiaries of such vehicles, the “Luxor Funds”), may be deemed to have beneficially owned the 28,737,418 shares of Class A common stock beneficially owned by the Luxor Funds in the aggregate (including 4,400,000 shares of Series C Preferred Stock, which are convertible into 9,064,835 shares of Class A common stock based on the $117,842,863 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series C Preferred Stock through September 3, 2015, $120,000,000 aggregate principal amount of Convertible Notes, which are convertible into 5,665,722 shares of Class A common stock, 2,240,000 shares of Class A common stock issuable pursuant to the Termination Agreement following the Effective Date and 500,000 shares of Series D-2 Preferred Stock, which are convertible into 2,511,458 shares of Class A common stock following the Effective Date based on the $12,557,292 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series D-2 Preferred Stock through September 3, 2015). Luxor Management, LLC, as the general partner of Luxor Capital Group, LP, may be deemed to have beneficially owned the shares of Class A common stock beneficially owned by Luxor Capital Group, LP. Christian Leone, as the managing member of each of Luxor Management, LLC, may be deemed to have beneficially owned the shares of Class A common stock beneficially owned by Luxor Management, LLC.
(10)	LCG Holdings, LLC, as the general partner of certain of the Luxor Funds, including Luxor Capital Partners, LP and Luxor Capital Partners Offshore Master Fund, LP, may be deemed to have beneficially owned the 27,987,831 shares of Class A common stock beneficially owned by such Luxor Funds in the aggregate (including 4,236,626 shares of Series C Preferred Stock, which are convertible into 8,728,253 shares of Class A common stock based on the $113,467,296 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series C Preferred Stock through September 3, 2015, $120,000,000 aggregate principal amount of Convertible Notes, which are convertible into 5,455,382 shares of Class A common stock, 2,157,122 shares of Class A common stock issuable pursuant to the Termination Agreement following the Effective Date and 500,000 shares of Series D-2 Preferred Stock, which are convertible into 2,511,458 shares of Class A common stock following the Effective Date based on the $12,557,292 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series D-2 Preferred Stock through September 3, 2015). Christian Leone, as the managing member of LCG Holdings, LLC, may be deemed to have beneficially owned the shares of Class A common stock owned by LCG Holdings, LLC.
(11)	Luxor Capital Partners, LP directly holds: (i) 4,791,736 shares of Class A common stock (including the right to receive 825,324 shares of Class A common stock issuable pursuant to the Termination Agreement following the Effective Date); (ii) 1,599,074 shares of Series C Preferred Stock, which are convertible into 3,294,397 shares of Class A common stock based on the $42,827,153 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series C Preferred Stock through September 3, 2015; (iii) $43,622,000 aggregate principal amount of Convertible Notes, which are convertible into 2,059,585 shares of Class A common stock; and (iv) 278,320 shares of Series D-2 Preferred Stock, which are convertible into 1,397,978 shares of Class A common stock following the Effective Date based on the $6,989,891 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series D-2 Preferred Stock through September 3, 2015.
(12)	The business address of this reporting person is c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. The information contained herein with respect to this reporting person is based on Amendment No. 8 to the Schedule 13D filed by such reporting person and its affiliates with the SEC on August 21, 2015.

(13)	Luxor Capital Partners Offshore Master Fund, LP directly holds: (i) 3,766,382 shares of Class A common stock; (ii) 1,973,244 shares of Series C Preferred Stock, which are convertible into 4,065,256 shares of Class A common stock based on the $52,848,340 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series C Preferred Stock through September 3, 2015; (iii) $53,807,000 aggregate principal amount of Convertible Notes, which are convertible into 2,540,462 shares of Class A common stock; and (iv) 204,360 shares of Series D-2 Preferred Stock, which are convertible into 1,026,483 shares of Class A common stock following the Effective Date based on the $5,132,416 aggregate liquidation preference (including accrued and unpaid dividends) of such shares of Series D-2 Preferred Stock through September 3, 2015. Luxor Capital Partners Offshore, Ltd., as the owner of a controlling interest in Luxor Capital Partners Offshore Master Fund, LP, may be deemed to beneficially own the 11,398,583 shares of Class A common stock beneficially owned by Luxor Capital Partners Offshore Master Fund, LP.
(14)	The business address of this reporting person is One Manhattanville Road, Suite 201, Purchase, New York 10577. The information contained herein with respect to this reporting person is based on the Schedule 13D filed by such reporting person and its affiliates with the SEC on August 28, 2015.
(15)	Apollo Principal Holdings I, L.P. directly holds 1,000,000 of Series D-1 Preferred Stock, which are convertible into 5,000,0000 shares of Class A common stock based on the $25,000,000 initial aggregate liquidation preference of such shares of Series D-1 Preferred Stock.
(16)	The business address of this reporting person is c/o Michael Pinsker, 2001 S. Barrington Ave., Suite 215, Los Angeles, CA 90025. Mr. Pinsker, in his capacity as the manager of MPAP Holdings, LLC, makes voting and investment decisions on behalf of MPAP Holdings, LLC. The information contained herein with respect to this reporting person is based on information provided by Mr. Pinsker to the Company.
(17)	Director.
(18)	Executive officer.
(19)	Includes 10,914 shares awarded under the 2014 RCAP Equity Plan.
(20)	Includes 50,995 shares awarded under the 2014 RCAP Equity Plan during the period when this reporting person served as a director and/or executive officer of the Company. This reporting person is not currently a director or an executive officer of the Company.
(21)	Includes 485,703 restricted shares awarded under the 2014 RCAP Equity Plan.
(22)	Includes 131,385 restricted shares awarded under the 2014 RCAP Equity Plan.
(23)	Includes 26,137 restricted shares awarded under the 2014 RCAP Equity Plan.
(24)	Includes 31,093 restricted shares awarded under the 2014 RCAP Equity Plan.
(25)	Includes 31,093 restricted shares awarded under the 2014 RCAP Equity Plan.
(26)	Includes 42,921 shares awarded under the 2014 RCAP Equity Plan.
(27)	Mr. Rowan is associated with Apollo Management Holdings, L.P. and its affiliates, including Apollo Principal Holdings I, L.P. Apollo Principal Holdings I, L.P. holds shares of Series D-1 Preferred Stock, and may be deemed to beneficially own the shares of Class A common stock issuable upon conversion of such shares of Series D-1 Preferred Stock. Mr. Rowan disclaims beneficial ownership of all such securities.
(28)	Mr. Civale is associated with Apollo Management Holdings, L.P. and its affiliates, including Apollo Principal Holdings I, L.P. Apollo Principal Holdings I, L.P. holds shares of Series D-1 Preferred Stock, and may be deemed to beneficially own the shares of Class A common stock issuable upon conversion of such shares of Series D-1 Preferred Stock. Mr. Rowan disclaims beneficial ownership of all such securities.
(29)	Includes 911,334 shares awarded under the 2014 RCAP Equity Plan.

INTERESTS OF CERTAIN PERSONS IN THE CORPORATE ACTIONS

There are no substantial interests, direct or indirect, by security holdings or otherwise, of each of the following persons in connection with any of the matters to be acted upon:

•	Each director or executive officer of the Company at any time since the beginning of the last fiscal year.
•	Each associate of any of the foregoing persons.

DISSENTER’S RIGHTS OF APPRAISAL

Delaware law does not provide for dissenters’ rights of appraisal in connection with the Corporate Actions described in this Information Statement.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and registration statements with the SEC. These filings are available to the public via the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Information Statement and the accompanying Notice may be sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to: RCS Capital Corporation, 405 Park Avenue, 14th Floor, New York, NY 10022, (866) 904-2988, Attention: Investor Relations.

If you want to receive separate copies of this Information Statement and the accompanying Notice in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website www.rcscapital.com. We will also deliver a separate copy of any of these documents to you upon written or oral request to: RCS Capital Corporation, 405 Park Avenue, 14th Floor, New York, NY 10022, (866) 904-2988, Attention: Investor Relations.

OTHER MATTERS

This Information Statement is dated            , 2015. You should not assume that the information contained in this Information Statement is accurate as of any date other than the date above, unless expressly provided.

By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Chief Executive Officer and Director